Earnings Per Share and Capital Structure (Text Block)	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share and Capital Structure [Text Block]
Earnings (Loss) Per Share and Capital Structure

The following table sets forth the computation of basic and diluted earnings (loss) per share (EPS):

	Year Ended December 31,
	2011	2010	2009
	(in thousands, except per share data)
Net income (loss) available to common shareholders	$(510,157)	$104,770	$(2,249)

Weighted average common shares outstanding - Basic	40,612	40,337	38,539
Dilutive effect of convertible notes	—	103	—
Dilutive effect of stock-based awards	—	507	—
Weighted average common shares outstanding - Diluted	40,612	40,947	38,539
Earnings (loss) per common share - Basic	$(12.56)	$2.60	$(0.06)
Earnings (loss) per common share - Diluted	$(12.56)	$2.56	$(0.06)

Convertible Notes
Prior to the repayment/redemption of our convertible notes, which was completed during the third quarter of 2011, we were required to settle the principal amount of the convertible notes in cash and could elect to settle the remaining conversion obligation (stock price in excess of conversion price) in cash, shares, or a combination thereof. During the periods in which the convertible notes were outstanding, we included in the EPS calculation the amount of shares it would have taken to satisfy the conversion obligation, assuming that all of the convertible notes were converted. The average quarterly closing prices of our common stock were used as the basis for determining the dilutive effect on EPS. The quarterly average closing prices of our common stock for the first three fiscal quarters of 2011 did not exceed the conversion price of $65.16 and, therefore, did not have an effect on diluted shares outstanding for the year. During two fiscal quarters in the year ended December 31, 2010, the average closing prices of our common stock exceeded the conversion price of $65.16 and, therefore, 103,000 shares were included in the diluted EPS calculation for that year. For the year ended December 31, 2009, there was no effect on diluted shares outstanding as a result of our net loss for the year. In addition, for the year ended December 31, 2009, the quarterly closing prices of our common stock did not exceed the conversion price of $65.16.

Stock-based Awards
For stock-based awards, the dilutive effect is calculated using the treasury stock method. Under this method, the dilutive effect is computed as if the awards were exercised at the beginning of the period (or at time of issuance, if later) and assumes the related proceeds were used to repurchase common stock at the average market price during the period. Related proceeds include the amount the employee must pay upon exercise, future compensation cost associated with the stock award, and the amount of excess tax benefits, if any. As a result of our net losses for 2011 and 2009, there was no dilutive effect to the weighted average common shares outstanding for these two years. Approximately 1.3 million, 456,000, and 1.0 million stock-based awards were excluded from the calculation of diluted EPS for the years ended December 31, 2011, 2010, and 2009 respectively, because they were anti-dilutive. These stock-based awards could be dilutive in future periods.

Preferred Stock
We have authorized the issuance of 10 million shares of preferred stock with no par value. In the event of a liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of any outstanding preferred stock will be entitled to be paid a preferential amount per share to be determined by the Board of Directors prior to any payment to holders of common stock. Shares of preferred stock may be converted into common stock based on terms, conditions, and rates as defined in the Rights Agreement, which may be adjusted by the Board of Directors. There was no preferred stock sold or outstanding at December 31, 2011, 2010, and 2009.